SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14 (a) of The

Securities Exchange Act of 1934

(Amendment No.    )

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Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

Wells Fargo Variable Trust

(Name of Registrant as Specified in its Charter)

Not Applicable.

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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IMPORTANT NOTICE: Please complete the

enclosed voting instructions card and return it as soon as possible.

For your convenience you may vote by mail, by calling the

toll-free telephone number printed on your voting instructions card, or via the Internet according to the enclosed voting instructions.

If you have any questions, you may call

Wells Fargo Advantage Funds Investor Services at 1-800-222-8222 toll-free from 5:00 a.m. to 7:00 p.m. Pacific Time.

WELLS FARGO VARIABLE TRUST

525 Market Street

San Francisco, California 94105

January 7, 2009

Dear Valued Contract Holder:

I am pleased to invite you to a special meeting of shareholders of Wells Fargo Variable Trust (the “Trust”) as detailed in the attached Notice of Special Meeting of Shareholders and Proxy Statement to be held at 525 Market Street, 12th Floor, San Francisco, California 94105 on February 27, 2009, at 4:00 p.m. Pacific Time. Although you are not a direct shareholder of a series (“Fund”) of the Trust, you have allocated some or all of your contract value to shares of the Funds of the Trust holding this meeting. As a result, you have the right to instruct the life insurance company that issued your contract how these shares should be voted at the meeting.

We are seeking your vote to elect seven nominees to the Board of Trustees of the Trust. Five of the nominees are current Trustees and the other two nominees are current members of the Advisory Board of the Trust (a body that provides advisory support for the Board without voting authority). If the slate of nominees is elected, effective April 1, 2009, the Board will consist of seven Trustees, all of whom will be independent trustees of the Trust.

Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your voting instructions card promptly. No postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your voting instructions card, or via the Internet according to the enclosed voting instructions. If you have any questions about the proxy materials, or the proposal please call your trust officer, investment professional, or Wells Fargo Advantage Funds’ Investor Services at 1-800-222-8222. If you have any questions about how to vote your shares you may call our proxy solicitor, The Altman Group, Inc., at 1-866-406-2287. Thank you for your participation in this important initiative. Your vote is important to us, no matter how many shares you own.

Very truly yours,

Karla M. Rabusch President Wells Fargo Variable Trust

WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND

WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND

WELLS FARGO ADVANTAGE VT DISCOVERY FUND

WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND

WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND

WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND

WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND

WELLS FARGO ADVANTAGE VT MONEY MARKET FUND

WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND

WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND

WELLS FARGO ADVANTAGE VT SMALL/MID CAP VALUE FUND

WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND

OF

WELLS FARGO VARIABLE TRUST

525 Market Street

San Francisco, California 94105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR FEBRUARY 27, 2009

This is the formal notice and agenda for the special shareholder meeting of Wells Fargo Variable Trust, a Delaware statutory trust (the “Trust”), on behalf of each series (“Fund”) listed above to be held on Friday, February 27, 2009, at 4:00 p.m. (Pacific Time) at 525 Market Street, 12th Floor, San Francisco, California 94105. At the special meeting of shareholders and at any and all adjournment(s) thereof (the “Meeting”), shareholders will be asked to:

(1)	Elect seven nominees to the Board of Trustees, each to hold office for the term indicated; and

(2)	Consider and act upon such other matters as may properly come before the Meeting.

With respect to proposal (1), all of the shareholders of Funds that are series of the Trust will vote together as a single class. The Board of Trustees unanimously recommends that you vote in favor of all nominees.

Only shareholders of record as of the close of business on December 12, 2008, are entitled to vote at the Meeting. Whether or not you expect to attend the Meeting, please complete and return the enclosed voting instructions card.

Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your voting instructions card promptly. No postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your voting instructions card, or via the Internet according to the enclosed voting instructions. If you have any questions about the proxy materials, or the proposals, please call your trust officer, investment professional, or Wells Fargo Advantage Funds’ Investor Services at 1-800-222-8222. If you have any questions about how to vote your shares or if you would like to do so by telephone, you may call our proxy solicitor, The Altman Group, Inc., at 1-866-406-2287.

By Order of the Board of Trustees of Wells Fargo Variable Trust,

C. David Messman Secretary

January 7, 2009

YOUR VOTE IS VERY IMPORTANT TO US

REGARDLESS OF THE NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE.

i

OVERVIEW

While we strongly encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matter affecting Wells Fargo Variable Trust (the “Trust”) that requires a shareholder vote.

WHAT IS THIS DOCUMENT AND WHY AM I RECEIVING IT?

This document is a Proxy Statement and access to this document is being furnished to shareholders of the Trust who are entitled to vote on an important proposal. It contains information that shareholders of the Trust should consider before voting on the proposal, and should be retained for future reference.

WHAT IS THE PROPOSAL ON WHICH I AM BEING ASKED TO VOTE?

You are being asked to elect seven nominees to serve as members of the Board of Trustees of the Trust (the “Board” or the “Board of Trustees”), each to hold office for the term indicated in the Proxy Statement. Five of the nominees are current Trustees on the Board. The other two nominees are current members of the Advisory Board of the Trust (a body that provides advisory support for the Board without voting authority) who are proposed to be elected as Trustees on the Board. If the slate of nominees is elected, as of April 1, 2009, the Board will consist of seven Trustees, none of whom will be an “interested person” of the Trust (the “Independent Trustees”) within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

WHY AM I BEING ASKED TO VOTE ON THE PROPOSAL?

Each series (“Fund”) of the Trust is a series of an investment company registered under the 1940 Act which requires that shareholders of each Fund be given the opportunity to vote on certain types of proposals. As a shareholder of a Fund(s), you have the right to elect members to the Board of Trustees in certain circumstances. Under the 1940 Act, the Trust is required to hold a shareholders’ meeting for the election of Trustees if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by shareholders. The Board is currently comprised of six Trustees, four of whom have been previously elected by shareholders. Accordingly, any person nominated to fill a new vacancy would have to be elected by shareholders. One of the current Trustees who was previously elected by shareholders, Mr. Thomas Goho, intends to resign his position on the Board at the end of the first calendar quarter in 2009, and upon the effective date of Mr. Goho’s resignation, less than two-thirds of the Trustees on the Board will have been elected by shareholders. In this situation too, any person nominated to fill the resulting Trustee vacancy would have to be elected by shareholders. In addition, new Independent Trustee nominees are proposed to be added to the Board to enable the Board to continue to have a representation of Independent Trustees with a diversity of backgrounds and talents. Accordingly, in anticipation of such event and in furtherance of such objective, the Trust is holding a shareholders’ meeting to elect Trustees to the Board. The number of Trustees on the Board would be increased to seven effective April 1, 2009, if the slate of nominees is elected.

HOW DOES THE FUNDS’ BOARD RECOMMEND THAT I VOTE?

The Board unanimously recommends that you vote FOR all nominees.

ii

WELLS FARGO ADVANTAGE FUNDS

PROXY STATEMENT

Dated January 7, 2009

WELLS FARGO VARIABLE TRUST

525 Market Street

San Francisco, California 94105

This document is a proxy statement (the “Proxy Statement”), and is being furnished to shareholders of each series (“Fund”) of Wells Fargo Variable Trust, a Delaware statutory trust (the “Trust”), in connection with a special meeting of shareholders of the Trust to be held on Friday, February 27, 2009, at 4:00 p.m. Pacific Time at 525 Market Street, 12th Floor, San Francisco, California 94105, and at any and all adjournments thereof (the “Meeting”). The Proxy Statement contains the information that shareholders of the Trust should know before voting on the following proposal (the “Proposal”), and should be reviewed and retained for future reference.

Proposal

To elect seven nominees to the Board of Trustees,

each to hold office for the term indicated.

The Board of Trustees of the Trust (the “Board” or the “Board of Trustees”) has fixed the close of business on December 12, 2008, as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting. This Proxy Statement and the enclosed notice and form of proxy are first being mailed to shareholders on or about January 14, 2009.

PROPOSAL:

ELECTION OF SEVEN NOMINEES TO THE BOARD OF TRUSTEES

Shareholders are being asked to elect seven nominees to the Board. The Board proposes: (i) that the following five current Trustees be elected or re-elected to serve as Trustees of the Trust: Mr. Peter G. Gordon, Ms. Judith M. Johnson, Ms. Olivia S. Mitchell, Mr. Timothy J. Penny, and Mr. Donald C. Willeke; and (ii) that the following two current members of the Advisory Board of the Trust be elected to serve as Trustees of the Trust: Mr. Isaiah Harris, Jr. and Mr. David F. Larcker. If the slate of nominees is elected, effective on April 1, 2009, the Board will consist of seven Trustees, none of whom would be an “interested person” of the Trust (the “Independent Trustees”) within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board unanimously recommends that you vote in favor of electing the nominees.

Under the 1940 Act, the Trust is required to hold a shareholders’ meeting for the election of Trustees if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by shareholders. The Board is currently comprised of six Trustees, four of whom have been previously elected by shareholders. Accordingly, any person nominated to fill a new vacancy would have to be elected by shareholders. One of the current Trustees who was previously elected by shareholders, Mr. Thomas Goho, intends to resign his position on the Board at the end of the first calendar quarter in 2009, and upon the effective date of Mr. Goho’s resignation, less than two-thirds of the Trustees on the Board will have been elected by shareholders. In this situation too, any person nominated to fill the resulting Trustee vacancy would have to be elected by shareholders. In addition, new Independent Trustee nominees are proposed to be added to the Board to enable the Board to continue to have a representation of Independent Trustees with a diversity of backgrounds and talents. Accordingly, in anticipation of such event and in furtherance of such objective, the Trust is holding a shareholders’ meeting to elect Trustees to the Board. The number of Trustees on the Board would be increased to seven effective April 1, 2009, if the slate of nominees is elected.

The Governance Committee of the Trust, which is comprised entirely of Independent Trustees, met in May 2008 to consider additional candidates to serve as Independent Trustees of the Trust. Ms. Johnson and Messrs. Harris and Larcker were each initially recommended by a current Independent Trustee of the Trust for the position of Trustee. The Governance Committee recommended Ms. Johnson and Messrs. Harris and Larcker for the position of Trustee and recommended to the Board that the nomination of such individuals for election as Trustees be submitted to shareholders for approval at such time as a shareholders meeting would be held (in the case of Messrs. Harris and Larcker). At its May 2008 meeting, the Board unanimously (i) appointed Ms. Johnson to serve as a Trustee of the Board effective on August 1, 2008 and nominated her for election by shareholders at the Meeting, (ii) appointed Messrs. Harris and Larcker to serve as members of the Advisory Board of the Trust effective on November 1, 2008 (the Advisory Board provides advisory support to the Board but does not have any voting or other authority on matters concerning the Trust) and nominated them to serve as Trustees of the Board, subject to election by shareholders if and at such time as a shareholders meeting would be called and held for such election, and (iii) nominated the current Trustees (other than Mr. Goho who is expected to resign effective March 31, 2009) to stand for election or re-election at the Meeting.

Each of the nominees has indicated that he or she is willing to serve as a Trustee if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board may recommend or, as an alternative, the Board may keep the position vacant. Additionally, if elected to serve as Trustees on the Board, Messrs. Harris and Larcker would then cease to be members of the Advisory Board of the Trust.

Nominees and Officers

The following table provides information about the nominees, all of whom are current Trustees or members of the Advisory Board of the Trust, and Officers of the Trust, including their name, age, position with the Trust and length of service, if any, principal occupations during the past five years and other directorship of a public company or an investment company held, if any. Each Trustee will serve an indefinite term, subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74, or sooner if such Trustee resigns or is removed as provided in the Trust’s charter. None of the nominees is related to any other nominee. Each nominee who is a current Trustee acts in the identical capacity for the Wells Fargo Advantage family of funds, which as of the date of this Proxy Statement consists of 134 series comprising the Trust, Wells Fargo Funds Trust and Wells Fargo Master Trust (collectively the “Fund Complex” or the “Trusts”). Each nominee, if elected, will continue to oversee the 134 series of the Trusts. Of the 134 total series of the Trusts that would be overseen by each nominee, certain series of Wells Fargo Funds Trust and Wells Fargo Master Trust, such as those serving as gateway and master funds in a master/feeder structure, share identical investment objectives and substantially similar investment strategies with each other or with those of a Fund. The business address of each nominee is 525 Market Street, 12th Floor, San Francisco, California 94105.

Name and Age	Position Held with Trust/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

NOMINEES WHO ARE CURRENT INDEPENDENT TRUSTEES

Peter G. Gordon, 66	Trustee since 1998; Chairman since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser Water Company.	N/A

Judith M. Johnson, 59	Trustee since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is a certified public accountant and a certified managerial accountant.	N/A

Olivia S. Mitchell, 55	Trustee since 2006	Professor of Insurance and Risk Management, Wharton School, University of Pennsylvania. Director of the Boettner Center on Pensions and Retirement Research. Research Associate and Board member, Penn Aging Research Center. Research Associate, National Bureau of Economic Research.	N/A

Name and Age	Position Held with Trust/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

Timothy J. Penny, 57	Trustee since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

Donald C. Willeke, 68	Trustee since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 to present.	N/A

NOMINEES WHO ARE CURRENT ADVISORY BOARD MEMBERS AND WHO WOULD BE INDEPENDENT TRUSTEES

Isaiah (Ike) Harris, Jr., 56	Advisory Board member since 2008	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Currently a member of the Iowa State University Foundation Board of Governors and a member of the Advisory Board of Iowa State University School of Business.	CIGNA Corporation; Deluxe Corporation

David F. Larcker, 58	Advisory Board member since 2008	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University. Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

OFFICERS

Karla M. Rabusch, 49	President since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.	N/A

Stephen Leonhardt, 49	Treasurer since 2007	Vice President and Manager of Fund Audit, Reporting and Tax for Wells Fargo Funds Management, LLC since 2007. From 2002 to 2004, Controller for Sungard Transaction Networks. Chief Operating Officer for UMB Fund Services, Inc. from 2004 to 2005. Director of Fund Administration and SEC Reporting for TIAA-CREF from 2005 to 2007.	N/A

C. David Messman, 48	Secretary since 2000; Chief Legal Officer since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Managing Counsel of Wells Fargo Bank, N.A. since 2000.	N/A

Debra Ann Early, 44	Chief Compliance Officer since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from July 2005 to November 2007. Chief Financial Officer of Parnassus Investments from December 2004 to November 2007. Senior Audit Manager, PricewaterhouseCoopers LLP from October 1998 to December 2004.	N/A

[1] Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Compensation

Effective January 1, 2009, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at each telephonic Fund Complex Board meeting. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex. The Officers are not compensated by the Trust for their services. Members of the Advisory Board are paid the same meeting fees payable to Trustees and their expenses are reimbursed in accordance with existing Board expense reimbursement policies but Advisory Board members do not receive any retainer fees.

Effective for the calendar year ended December 31, 2008, each Trustee received identical compensation to that described above except no fee was received for attendance at the second through the fifth telephonic Fund Complex Board meetings.

Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons. The Trustees did not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex.

The table below shows, for each nominee entitled to receive compensation from the Trust, the compensation paid by each Fund and by the Fund Complex for each Fund’s fiscal year that ended on December 31, 2008.

	Compensation Table
Fund	Peter G. Gordon	Isaiah (Ike) Harris[2]	Judith M. Johnson[3]	David F. Larcker[2]	Olivia S. Mitchell	Timothy J. Penny	Donald C. Willeke
VT Asset Allocation Fund	$1,755	$68	$680	$68	$1,473	$1,473	$1,473
VT C&B Large Cap Value Fund	$1,755	$68	$680	$68	$1,473	$1,473	$1,473
VT Discovery Fund	$1,755	$68	$680	$68	$1,473	$1,473	$1,473
VT Equity Income Fund	$1,755	$68	$680	$68	$1,473	$1,473	$1,473
VT International Core Fund	$1,755	$68	$680	$68	$1,473	$1,473	$1,473
VT Large Company Core Fund	$1,755	$68	$680	$68	$1,473	$1,473	$1,473
VT Large Company Growth Fund	$1,755	$68	$680	$68	$1,473	$1,473	$1,473
VT Money Market Fund	$1,755	$68	$680	$68	$1,473	$1,473	$1,473
VT Opportunity Fund	$1,755	$68	$680	$68	$1,473	$1,473	$1,473
VT Small Cap Growth Fund	$1,755	$68	$680	$68	$1,473	$1,473	$1,473
VT Small/Mid Cap Value Fund	$1,755	$68	$680	$68	$1,473	$1,473	$1,473
VT Total Return Bond Fund	$1,755	$68	$680	$68	$1,473	$1,473	$1,473
Total Compensation from the Fund Complex[1]	$229,417	$8,932	$88,484	$8,932	$192,575	$192,575	$192,575

[1]	Includes Trustee compensation received from other funds within the entire Fund Complex (consisting of 134 funds as of December 31, 2008).
[2]	Isaiah Harris, Jr. and David F. Larcker became members of the Advisory Board of the Trust effective November 1, 2008.
[3]	Judith Johnson was appointed to the Board as an Independent Trustee effective August 1, 2008.

Beneficial Ownership Information

The table below shows for each nominee, the dollar value of equity securities beneficially owned by the nominee as of December 31, 2008 (i) in each of the Funds in which he or she owns shares, and (ii) the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

	Dollar Range of Shares Owned
Fund	Peter G. Gordon		Isaiah (Ike) Harris		Judith M. Johnson	David F. Larcker	Olivia S. Mitchell		Timothy J. Penny		Donald C. Willeke
VT Asset Allocation Fund		$0		$0	$0	$0		$0		$0		$0
VT C&B Large Cap Value Fund		$0		$0	$0	$0		$0		$0		$0
VT Discovery Fund		$0		$0	$0	$0		$0		$0		$0
VT Equity Income Fund		$0		$0	$0	$0		$0		$0		$0
VT International Core Fund		$0		$0	$0	$0		$0		$0		$0
VT Large Company Core Fund		$0		$0	$0	$0		$0		$0		$0
VT Large Company Growth Fund		$0		$0	$0	$0		$0		$0		$0
VT Money Market Fund		$0		$0	$0	$0		$0		$0		$0
VT Opportunity Fund		$0		$0	$0	$0		$0		$0		$0
VT Small Cap Growth Fund		$0		$0	$0	$0		$0		$0		$0
VT Small/Mid Cap Value Fund		$0		$0	$0	$0		$0		$0		$0
VT Total Return Bond Fund		$0		$0	$0	$0		$0		$0		$0
Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Nominee in Fund Complex[1]	Over $	100,000	Over $	100,000	$0	$0	Over $	100,000	Over $	100,000	Over $	100,000

[1]	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 134 funds as of December 31, 2008).

Shareholder Communications with the Board

The Board has adopted a process through which shareholders may send communications to the Board. Shareholders may mail written communications to the attention of the Board of Trustees at 525 Market Street, 12th Floor, San Francisco, CA 94105. Shareholder communications must (i) be in writing and signed by the shareholder; (ii) set forth the name and address of the shareholder; and (iii) identify the Fund(s) (and, if applicable, class(es)) and number of shares of the Fund(s) held by the shareholder. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Trust’s Board of Trustees, then the communication should be specifically addressed to such individual Trustee or Committee at the same address. The communication will then be promptly forwarded to the Board, the individual Trustee or the Committee, as applicable.

Committees of the Board, the Advisory Board and Meetings of the Board and Board Committees

During each Fund’s fiscal year ended December 31, 2008, there were five regular meetings and nine special meetings of the Board of Trustees. All Board Members attended at least 75% of the regular, special and

Committee meetings during the fiscal year while they were trustees. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.

The Board currently has two standing committees: a Governance Committee and an Audit Committee. The Governance Committee and Audit Committee are comprised entirely of Trustees who are not “interested persons” of the Trusts, or of any investment adviser or principal underwriter, as defined in the 1940 Act. Currently, Mr. Thomas Goho, Mr. Peter Gordon, Ms. Judith Johnson, Ms. Olivia Mitchell, Mr. Timothy Penny and Mr. Donald Willeke are members of both the Governance Committee and Audit Committee. Mr. Isaiah Harris, Jr. and Mr. David Larcker are members of the Advisory Board. Upon their election to the Board as contemplated by the current proposal, Messrs. Harris and Larcker are expected to join both the Governance Committee and the Audit Committee.

Governance Committee

The primary responsibilities of the Governance Committee are to: 1) make nominations for all independent trustee membership on the Board of Trustees of each Trust and evaluate candidates’ qualifications for Board membership and their independence from the Funds’ investment adviser and other principal service providers; 2) evaluate potential conflicts of interest of Trustee candidates; 3) manage potential conflicts of interest on an on-going basis; 4) periodically review Board governance procedures and recommend any appropriate changes to the Board; 5) periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board; 6) periodically review trustee compensation and recommend any appropriate compensation changes to the independent trustees as a group. The Governance Committee meets only as necessary and met three times during each Fund’s fiscal year ended December 31, 2008. Mr. Peter Gordon serves as the chairman of the Governance Committee.

The Governance Committee has not established specific minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Governance Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment, and expertise; (vi) overall diversity of the composition of the Board; and (vii) such other factors as the Committee deems appropriate.

The Governance Committee has adopted procedures by which a shareholder may properly submit a nominee recommendation for the Committee’s consideration, which are set forth in the Trusts’ Governance Committee Charter. The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address, and nationality of the person recommended by the shareholder (the “candidate”), (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person or furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board.

The Board has adopted a written charter for the Governance Committee, a copy of which is attached as Appendix A to this Proxy Statement.

Advisory Board

The Governance Committee may from time-to-time propose nominations of one or more individuals to serve as members of an “advisory board,” as such term is defined in Section 2(a)(1) of the 1940 Act (“Advisory Board Members”). An individual may be eligible to serve as an Advisory Board Member only if that individual meets the requirements to be a “non-interested” Trustee under the 1940 Act and does not otherwise serve the Trusts in any other capacity. Any Advisory Board Member serves at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Board Member may be nominated and elected as a Trustee, at which time he or she would cease to be an Advisory Board Member, and may resign at any time.

Advisory Board Members perform solely advisory functions. Unless otherwise specified by the Governance Committee or the Board, Advisory Board Members are invited to attend meetings of the Board and all committees of the Board. Advisory Board Members participate in meeting discussions but do not have a vote upon any matter presented to the Board or any committee of the Board. An Advisory Board Member has no power or authority to act on behalf of or to bind the Board, any committee of the Board or the Trusts. Advisory Board Members may be assigned other responsibilities from time-to-time by the Governance Committee or the Board, but only to the extent that such responsibilities are advisory in nature and consistent with Section 2(a)(1) of the 1940 Act. Advisory Board Members do not have any responsibilities and are not subject to any liabilities imposed upon Trustees by law or otherwise. Advisory Board Members are entitled, to the maximum extent permitted by law, to be indemnified by the Trusts and are covered by any liability insurance coverage that extends to Trustees and officers of the Trusts. Advisory Board Members are paid the same meeting fees payable to Trustees and may have their expenses reimbursed in accordance with existing Board expense reimbursement policies. Advisory Board Members do not receive any retainer fees. Advisory Board Members are subject to the same conflict of interest provisions that apply to non-interested Trustees and must comply with all provisions of the Trusts’ Code of Ethics that apply to non-interested Trustees.

Audit Committee

The primary responsibilities of the Audit Committee are: 1) to oversee the accounting and financial reporting policies of the Funds, including their internal controls over financial reporting and, as a Committee deems appropriate, the internal controls of key service providers; 2) to oversee the quality and objectivity of the Funds’ financial statements and the independent audit thereof; 3) to interact with the Funds’ independent auditors (the “Auditors”) on behalf of the Boards of Trustees of the Trusts, and to interact with the appropriate officers of the Trusts, and the investment adviser, sub-adviser, administrator and other key service providers other than the Auditors (collectively, “Management”) regarding accounting and financial reporting matters; 4) to oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal controls and independent audits; and 5) to approve the engagement of the Auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Auditors. The Audit Committee operates pursuant to a separate charter, and met four times during each Fund’s fiscal year ended December 31, 2008. Mr. Thomas Goho serves as the chairman of the Audit Committee.

Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”) was the independent registered public accounting firm for all Funds of the Trust in the last fiscal year and has been selected as the independent registered public accounting firm for fiscal year 2009 for all Funds of the Trust. Representatives from KPMG are not expected to be present at the Meeting, but will be available by teleconference to respond to any appropriate questions from the shareholders and will have the opportunity to make a statement if the representatives desire to do so.

The Audit Committee pre-approves at least annually audit and non-audit services provided by KPMG that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, as described in further detail below under “Pre-Approval Policies,” the chairman of the Audit Committee is authorized to pre-approve certain proposed engagements that arise between meetings of the Audit Committee and that need to commence prior to the next meeting of the Audit Committee. That approval is reported to each Audit Committee at its next meeting.

Appendix B attached hereto includes tables that set forth for the fiscal years that ended on December 31, 2008, and December 31, 2007, the fees billed by KPMG for (a) all audit and non-audit services provided on behalf of the Funds, and (b) those non-audit services provided to Funds Management, and any entity controlling, controlled by, or under common control with Funds Management that provides ongoing services to a Fund that related directly to the Fund’s operations and financial reporting under the following captions:

Audit Fees—fees related to the audit review of the annual financial statements included in annual reports, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees—fees for services traditionally performed by KPMG for assurance and related services.

Tax Fees—fees for tax compliance, tax advice, and tax planning services. The incurred fees for tax compliance, tax advice, and tax planning services include fees for tax preparation and consulting services.

All Other Fees—fees for other services not described above.

Appendix B attached hereto also sets forth the aggregate fees billed by KPMG, for the fiscal years that ended on December 31, 2008, and December 31, 2007, for non-audit services rendered to each Fund and to its investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with Funds Management that provides ongoing services to a Fund.

Pre-Approval Policies

The Audit Committee’s pre-approval policies allow the Auditors to provide the following services: (a) be engaged to audit newly created Funds; (b) perform “agreed upon procedures” reviews and/or provide comfort letters in connection with Fund reorganizations; (c) review special Fund registration statement filings; and (d) perform non-audit services for the Funds, the Funds’ investment adviser and its controlling entities, provided that such services fall within specified categories of services separately approved by the Audit Committee and that the fees for such services do not exceed certain pre-approved dollar amounts. To the extent that the non-audit services would fall outside of the permitted specified pre-approvals, such services may be pre-approved by the Audit Committee, or by the Chairman pursuant to delegated authority in accordance with the Audit Committee charter.

The Chairman of the Audit Committee is authorized to pre-approve: (1) audit services to the Funds; (2) non-audit tax or compliance consulting or training services provided to the Funds by the Auditors if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management prepares a brief description of the proposed services. The written description, if approved by the Chairman, is presented to the full Committee at its next regularly scheduled meeting.

The Audit Committee has determined that the provision of non-audit services that were rendered to Funds Management (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with Funds Management that provides ongoing services to a Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X does not compromise the independence of the Auditors.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL NOMINEES.

INFORMATION ON VOTING

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote to elect seven nominees to the Board of Trustees, each to hold office for the term indicated, at a special meeting of shareholders. The Meeting will be held on Friday, February 27, 2009, at 4:00 p.m. (Pacific Time) at 525 Market Street, 12th Floor, San Francisco, California 94105.

As of the record date of December 12, 2008, various participating insurance companies, on behalf of their separate accounts, were the primary shareholders of record of the Funds. Although contract holders are not direct shareholders of the Fund, to the extent they have allocated some or all of their contract value to shares of the Funds, they have the right to instruct the life insurance company that issued their contracts how these shares should be voted at the Meeting.

Contract holders have voting rights in relation to the contract value maintained in the participating insurance company sub-accounts. Contract holders do not have voting rights in relation to account value maintained in any fixed allocations or in relation to fixed or adjustable annuity payments. Contract holders give instructions equal to the number of shares represented by the sub-account units attributable to their annuity or policy contract. The number of shares for which a contract holder is entitled to provide voting instructions is determined by dividing his or her contract value allocated to the Funds on the Record Date by the share value of the Funds on the Record Date.

The participating insurance companies have advised the Trust that they will vote shares of the Funds held by them in accordance with voting instructions received from contract holders for whose accounts the shares are held. The participating insurance companies have also advised the Trust that they will vote the shares attributable to assets held in the sub-accounts for which they have not received voting instructions, in the same manner and proportion as the shares for which they have received voting instructions.

You may vote in one of four ways.

•	Complete and sign the enclosed voting instructions card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States).

•	Vote on the Internet according to the enclosed voting instructions.

•	Call the toll-free number printed on your voting instructions card and follow the instructions provided.

•	You also may vote in person by attending the Meeting.

Please note that to vote via the Internet or telephone, you will need the “control number” that is printed on your voting instructions card.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a later dated proxy or a written notice of revocation to the Fund. You also may give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.

Only shareholders of record on the Record Date are entitled to receive notice of, and to vote at, the Meeting. Each whole and fractional share of a Fund held as of the Record Date is entitled to a whole or fractional vote. There is no cumulative voting in the election of Trustees.

The presence in person or by proxy of one-third of the outstanding shares of the Trust is required to constitute a quorum. Election of a Trustee requires the affirmative vote of a majority of the shares of the Trust (all Funds of the Trust voting together as a single class) voted in person or by proxy and entitled to vote at the Meeting, provided a quorum is present.

The election inspectors will count your vote at the Meeting if cast in person or by proxy. The election inspectors will count:

•	votes cast FOR approval of the Proposal to determine whether sufficient affirmative votes have been cast;

•	ballots that are returned without a direction the same as votes cast FOR the Proposal; and

•

abstentions, broker non-votes of shares and the withholding of authority to vote (in addition to votes cast FOR) as shares that are present and entitled to vote to determine whether a quorum is present at the Meeting. Abstentions and broker non-votes are not counted to determine whether the Proposal has been approved.

The Proposal is considered to be a “routine” proposal. This means, under rules applicable to broker-dealers, if your broker holds your shares in its name, we expect that the broker will be entitled to vote your shares even if it has not received instructions from you. Broker non-votes are shares held by brokers or nominees in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to instruct how the shares will be voted and as to which the broker or nominee lacks discretionary voting authority. The Trust may request that selected brokers or nominees refrain from returning proxies in respect of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Trust also may request that selected brokers or nominees return proxies in respect of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

The Board knows of no matters other than the Proposal described in this Proxy Statement that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy. In the event that a quorum is not present for the Meeting, or in the event that a quorum is present but sufficient votes to approve any proposed item are not received, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of the shares that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the Proposal against any adjournment(s).

In addition to the solicitation of proxies by mail or expedited delivery service, certain officers and employees of Funds Management or an affiliate of the Wells Fargo Advantage Funds, who will not be paid for their services, or a solicitor who may be paid, may solicit proxies by telephone, facsimile, in person, Internet, or email communication. The proxy solicitation firm of The Altman Group, Inc. has been engaged at an anticipated cost of approximately $230,000 plus out-of-pocket expenses, for their services in soliciting proxies from brokers, banks, other institutional holders and individual shareholders, although actual costs may be higher. The Trust will bear the expenses of the preparation of this Proxy Statement and related materials, including printing and delivery costs, and the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of The Altman Group, Inc. The Trust also may, at its discretion, reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals. The foregoing expenses for preparation, solicitation and reimbursement are considered ordinary operating expenses that may not exceed the capped net operating expense ratio currently in effect for each Fund.

Outstanding Shares and Significant Shareholders

To the knowledge of the Trust, as of December 31, 2008, the nominees, who include five current Trustees and two Advisory Board members, and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. Information about the number of outstanding shares as of the Record Date and significant shareholders of the Trust as of November 30, 2008, is set forth in Appendix C.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in Appendix C is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment power, it may be presumed to control such Fund.

Other Information about the Funds

Additional information about the Funds is available in the:

•	Prospectuses for the Funds;

•	Statement of Additional Information, or SAI, for the Funds; and

•

Annual and Semi-Annual Reports to Shareholders, which contain financial statements for the most recent fiscal periods, and were previously mailed to shareholders. All of these documents are on file with the SEC.

Copies of these documents are available upon request without charge by writing to, calling or visiting the Funds’ Website:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

1-800-222-8222

www.wellsfargo.com/advantagefunds

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C., and regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900 (duplicating fee required)

By Phone:	1-800-SEC-0330 (duplicating fee required)

By Mail:	Public Reference Section Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549-0102 (duplicating fee required)

By Email:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov (Information about the Funds may be found under Wells Fargo Variable Trust)

Investment Adviser, Administrator, Principal Underwriter and Investment Sub-Advisers

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, California 94105, serves as each Fund’s investment adviser and administrator.

Wells Fargo Funds Distributor, LLC, located at 525 Market Street, San Francisco, California 94105, serves as each Fund’s principal underwriter.

Cooke & Bieler, L.P., located at 1700 Market Street, Philadelphia, PA 19103, serves as the investment sub-adviser to Wells Fargo Advantage VT C&B Large Cap Value Fund.

Matrix Asset Advisors, Inc., located at 747 Third Avenue, 31st Floor, New York, New York 10017, serves as the investment sub-adviser to Wells Fargo Advantage VT Large Company Core Fund.

New Star Institutional Managers Limited, located at 1 Knightsbridge Green, London, SW1X 7NE, England, serves as the investment sub-adviser to Wells Fargo Advantage VT International Core Fund.

Peregrine Capital Management, Inc., located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, serves as the investment sub-adviser to the Wells Fargo Advantage VT Large Company Growth Fund.

Wells Capital Management Incorporated, located at 525 Market Street, 10th Floor, San Francisco, CA 94105, serves as the investment sub-adviser to the following Funds: Wells Fargo Advantage VT Asset Allocation Fund, Wells Fargo Advantage VT Discovery Fund, Wells Fargo Advantage VT Equity Income Fund, Wells Fargo Advantage VT Money Market Fund, Wells Fargo Advantage VT Small/Mid Cap Value Fund, Wells Fargo Advantage VT Opportunity Fund, Wells Fargo Advantage VT Small Cap Growth Fund and Wells Fargo Advantage VT Total Return Bond Fund.

Annual Meetings and Shareholder Meetings

The Trust does not presently hold annual meetings of shareholders for the election of Trustees and other business and does not hold shareholder meetings unless otherwise required by the 1940 Act. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because the Trust does not hold regular shareholder meetings no anticipated date of the next meeting can be provided.

Shareholders Sharing an Address

To help keep expenses low, the Trust is permitted to mail only one copy of this Proxy Statement to a household even if more than one person in a household is a Fund shareholder of record, unless the Trust has received contrary instructions from one or more of the shareholders. If you need additional copies of this Proxy Statement and you are a holder of record of your shares, please call 1-800-222-8222.

Appendix A

WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

WELLS FARGO VARIABLE TRUST

(collectively, the “Trusts”)

Charter of the Governance Committees

I.	Governance Committee Membership

The Governance Committee of each Trust (the “Committee”) shall be composed of all independent trustees of that Trust.

Board Nominations and Functions

1.	The Committee shall make nominations for all independent trustee membership on the Board of Trustees of each Trust. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Funds’ investment adviser and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940.

a.	The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall diversity of the Board’s composition.

b.	The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee. Recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee.

2.	Process for evaluating potential conflicts of interest of Trustee candidates.

a.	As a threshold matter, the background of a candidate to serve as an Independent Trustee must be reviewed to confirm that the person meets the technical requirements for being a non-interested Trustee under the Investment Company Act of 1940.

b.	In addition to satisfying the applicable technical requirements (as reflected in the questions in the Trustees’ and Officers’ Questionnaire completed by each current and prospective Trustee), the candidate’s business and personal connections must not create any actual or potential impairment to the person’s independence with respect to the Funds.

c.	With respect to any candidate, senior management must be asked to respond to the following question: Under what circumstances could the presence of this person in the boardroom affect senior management’s candor with the Board? Senior management should explain in sufficient detail how they believe this person’s involvement could affect the free flow of information in the boardroom so that the Independent Trustees can take this factor into account in evaluating the merits of the candidate.

d.	If, after joining the Board, a Trustee’s business connections change, the Trustee must report the change promptly to the Independent Trustees and their counsel so that an assessment of the

Trustee’s continuing independence can be made. If an Independent Trustee becomes an “interested person” under the Investment Company Act as a result of a change of affiliation or otherwise, the Trustee will promptly resign if the status cannot be reverted within a reasonable period of time.

e.	If a Trustee is associated with an investment advisory firm and the business of that firm changes, or the firm implements a new investment strategy or style that is materially different from the strategy or style that was utilized at the time the Trustee joined the Board, the Trustee must report the change promptly to the Independent Trustees and their counsel. In addition, senior management will be asked to respond to the question set out in paragraph 2 c above so that the Independent Trustees can determine whether the continued service of the individual may reasonably have an impact on the continuing effectiveness of the Board. In the event that a majority of the Independent Trustees (excluding the affected Trustee) determine in their reasonable judgment that the continued service of the affected Trustee could reasonably affect the free flow of information in the boardroom and thereby potentially adversely affect the effectiveness of the Board, the affected Trustee will resign promptly from the Board.

f.	Disqualifying factors:

i.	No candidate shall be selected for membership on the Board if that candidate serves on the board of any registered investment company outside of the Wells Fargo Advantage Funds family. If any existing Trustee were to accept a position on the board of such other registered investment company, such Trustee shall promptly resign from membership on the Board.

ii.	No candidate shall be selected for membership on the Board if that candidate serves as an officer, partner, employee or in any similar capacity with a firm that serves as an investment adviser, sub-adviser or principal distributor of any registered investment company outside of the Wells Fargo Advantage Funds family. If any existing Trustee were to accept such a position with such a firm, such Trustee shall promptly resign from membership on the Board. Similarly, if a candidate serves in such a capacity for a firm in the investment business, but that firm currently does not serve as an investment adviser, sub-adviser or principal distributor for any such registered investment company, such candidate should be selected only upon the express agreement that he or she would resign from the Board in the event that his or her firm subsequently undertakes such a role for any registered investment company outside of the Wells Fargo Advantage Funds family.

3.	Managing potential conflicts of interest on an on-going basis:

a.	Each Trustee will be required to provide to the Funds and to keep current a list of all companies, public or private, with which the Trustee, directly or indirectly, has a business connection (“Identified Companies”). Identified Companies include a Trustee’s employer, as well as any company of which the Trustee is a director or officer or a 5% or more shareholder. If an Independent Trustee is an employee of an investment advisory firm that has filed a Schedule 13G or 13D with respect to a particular issuer and/or that has a board designee with respect to an issuer, each such issuer would be an Identified Company. (Generally speaking, Schedules 13G and 13D are filed by beneficial owners who hold 5% or more of the outstanding equity securities of public companies.)

b.	Prior to each Board meeting, management should provide to each portfolio manager who will make a presentation a copy of the biographies of each Trustee, as well as a list of all Identified Companies.

c.

The written and oral presentations of portfolio managers to the Trustees should be informative and complete. However, portfolio managers should avoid unnecessarily discussing views and intentions with respect to particular issuers. In the event that they do discuss particular issuers with the Trustees, the Trustees should be reminded that their duties of confidentiality and loyalty prevent them from disclosing or trading on this information.

d.	Trustees may be subject to duties of confidentiality and loyalty to other companies, for example as a result of employment or service on another board of directors. The Trustees should be reminded that their obligation to comply with any applicable duty of confidentiality, including any such duty imposed by Regulation FD (which restricts selective disclosure of information by public companies), should not be breached at a Fund Board meeting. In that regard, if a Trustee possesses non-public information involving one or more companies and that knowledge is subject to a duty of confidentiality to another person, the Trustee is not expected to, and should not, disclose that information.

e.	The Funds’ proxy voting policies and procedures should be amended to cover Identified Companies under the conflict procedures.

f.	At the same time that each Trustee provides quarterly certification under the Funds’ Code of Ethics, each Trustee will also be required to certify that the Trustee has not disclosed to any person, or acted upon, any information contained in Board materials or discussed at Board meetings within seven days before or after any Board meeting; provided that this fourteen day period is not intended to release any Trustee from any duty of confidentiality or loyalty that otherwise applies to the Trustee with respect to the Funds.

g.	No Trustee shall solicit management of the Funds to make any political or charitable contribution.

4.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the Board.

5.	The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board. Those skills and criteria have been outlined in a separate document (Criteria for Wells Fargo Mutual Fund Board Membership).

6.	The Committee shall periodically review trustee compensation and shall recommend any appropriate compensation changes to the independent trustees as a group.

Trustee Attendance Policy

1.	All Trustees are required to attend all meetings of the Board substantially in their entirety unless an absence is excused pursuant to a resolution adopted by a majority of the Members of the Boards’ Governance Committees.

2.	Any Trustee accumulating a total of two unexcused absences (with an “absence” including attending less than the substantial entirety of a meeting) within any consecutive 24-month period (considered retrospectively) shall be deemed to have resigned as a Trustee of Funds Trust, Variable Trust and Master Trust effective as of the end of the calendar month of the last unexcused absence.

Committee Nominations and Functions

1.	The Committee shall propose nominations for membership on all committees and shall review committee assignments at least annually.

2.	The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the Board.

Advisory Trustees

1.	The Committee may from time-to-time propose nominations of one or more individuals to serve as members of an “advisory board,” as such term is defined in Section 2(a)(1) of the Investment Company Act of 1940 (“Advisory Trustees”). An individual shall be eligible to serve as an Advisory Trustee only if that individual meets the requirements to be a “non-interested” Trustee under the Investment Company Act of 1940 and does not otherwise serve the Trusts in any other capacity. Any Advisory Trustee shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Trustee may be nominated and elected as a Trustee, at which time he or she shall cease to be Advisory Trustee. Any Advisory Trustee may resign at any time.

2.	Advisory Trustees shall perform solely advisory functions. Unless otherwise specified by the Committee or the Board, Advisory Trustees shall be invited to attend meetings of the Board and all committees of the Board. Advisory Trustees shall participate in meeting discussions but shall not have a vote upon any matter presented to the Board or any committee of the Board. An Advisory Trustee shall have no power or authority to act on behalf of or to bind the Board, any committee of the Board or the Trusts. Advisory Trustees may be assigned other responsibilities from time-to-time by the Committee or the Board, but only to the extent that such responsibilities are advisory in nature and consistent with Section 2(a)(1) of the Investment Company Act of 1940.

3.	Advisory Trustees shall not have any responsibilities or be subject to any liabilities imposed upon Trustees by law or otherwise. Advisory Trustees shall be entitled, to the maximum extent permitted by law, to be indemnified by the Trusts and shall be covered by any liability insurance coverage that extends to Trustees and officers of the Trusts.

4.	Advisory Trustees shall be paid the same meeting fees payable to Trustees and shall have their expenses reimbursed in accordance with existing Board expense reimbursement policies. Advisory Trustees shall not receive any retainer fees.

5.	Advisory Trustees shall be subject to the conflict of interest provisions set forth in this Charter and shall comply with all provisions of the Trusts’ Code of Ethics that apply to non-interested Trustees.

Other Powers and Responsibilities

1.	The Committee shall monitor the performance of legal counsel employed by the Funds and the independent trustees, and shall be responsible for the supervision of counsel for the independent trustees.

2.	The Committee shall have the resources and authority to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Wells Fargo Advantage Fund(s).

3.	The Committee shall review this Charter at least annually and recommend changes to the Board.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

A shareholder of any series of the Trust must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

2.	The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

Date of most recent Committee approval and amendment: November 14, 2008

Appendix B

The table appearing below sets forth for the fiscal years that ended on December 31, 2008, and December 31, 2007, the fees billed by KPMG for all audit and non-audit services rendered on behalf of the Funds:

Fiscal Year Ended	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
December 31, 2008	$248,080	$0	$22,500	$0
December 31, 2007	$234,500	$0	$21,660	$0

The table appearing below sets forth fees billed by KPMG that were required to be approved by the Audit Committee for all non-audit services rendered on behalf of the Funds’ investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with Funds Management that provides ongoing services to the Trust (“Fund Service Providers”) that related directly to the operations and financial reporting of the Trust for the fiscal years that ended on December 31, 2008, and December 31, 2007. These services included for certain Funds SAS70 control reviews of Wells Fargo Bank, N.A., the Funds’ custodian and securities lending agent.

Fiscal Year Ended	Audit- Related Fees	Tax Fees	All Other Fees
December 31, 2008	$0	$0	$215,000
December 31, 2007	$0	$0	$170,000

During the periods indicated in the tables above, no services relating to the “Audit-Related Fees,” “Tax Fees” and “All Other Fees” disclosed above were approved by the Audit Committee pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The table appearing below sets forth the aggregate fees billed by KPMG for non-audit services rendered to the Funds, their investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and Fund Service Providers for the fiscal years that ended on December 31, 2008, and December 31, 2007. These services included for certain Funds SAS70 control reviews of Wells Fargo Bank, N.A., the Funds’ custodian and securities lending agent, procedure reviews for pending mergers associated with fund reorganizations, examinations of securities pursuant to rule 206(4)-2 under the Investment Advisers Act of 1940, and reviews relating to fund mergers.

Fiscal Year Ended	Aggregate Non-Audit Fees
December 31, 2008	$6,773,804
December 31, 2007	$13,771,279

B-1

Appendix C

Outstanding Shares

As of the Record Date, each Fund of the Trust had the following number of shares outstanding:

Name of Fund	Total Number of Shares Outstanding
VT Asset Allocation Fund	13,611,821.682
VT C&B Large Cap Value Fund	2,547,239.450
VT Discovery Fund	10,166,382.678
VT Equity Income Fund	4,413,563.453
VT International Core Fund	4,186,466.128
VT Large Company Core Fund	1,030,827.077
VT Large Company Growth Fund	7,825,149.945
VT Money Market Fund	61,708,173.330
VT Opportunity Fund	37,482,137.919
VT Small Cap Growth Fund	26,598,777.169
VT Small/Mid Cap Value Fund	1,617,422.906
VT Total Return Bond Fund	9,864,687.508

Principal Shareholders

The federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of each Fund. The following persons are the only persons who owned of record more than 5% of the outstanding shares of each Fund as of November 30, 2008. Except as may be identified below, to the knowledge of Wells Fargo Advantage Funds, no person with record ownership of more than 5% of a Fund as of November 30, 2008 is known by the Trust to have beneficial ownership of such shares. Shareholders who have ownership with respect to 5% or more of the outstanding shares of a Fund may not have ownership with respect to 5% or more of the outstanding shares of the Trust.

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
VT Asset Allocation Fund	American Enterprise Life Insurance Corporation IDS Tower 10 T11/125 Minneapolis MN 55440	1,410,392.9320	10.26%
	IDS Life Insurance Corp 229 AXP Financial Ctr Minneapolis MN 55474-0002	5,652,147.7410	41.10%
	Hartford Life & Annuity Insurance Separate Account Attn Dave Ten Broeck PO Box 2999 Hartford CT 06104-2999	1,635,250.4740	11.89%
	American Skandia Life SAB PO Box 883 Shelton CT 06484-0883	3,973,575.5200	28.89%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage

VT C&B Large Cap Value Fund	American Skandia Life SAB PO Box 883 Shelton CT 06484-0883	854,657.3850	33.62%
	Hartford Life & Annuity Insurance Separate Account Attn Dave Ten Broeck PO Box 2999 Hartford CT 06104-2999	606,206.5710	23.84%
	American Enterprise Life Insurance Corporation IDS Tower 10 T11/125 Minneapolis MN 55440	965,881.5360	37.99%

VT Discovery Fund	Nationwide Life Insurance Co Variable Account II C/O IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	2,936,342.5530	28.68%
	Fidelity Invest S Life Ins Co Attn: Lilia Katsas 82 Devonshire St #R27A Boston MA 02109-3605	1,990,614.8640	19.44%
	Nationwide Life Insurance Co Of America (NLICA) PMLIC_VLI C/O IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	544,231.9650	5.32%
	Horace Mann Life Insurance Company Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	690,917.8860	6.75%

VT Equity Income Fund	Union Security Insurance Company Attn: UIT Operations PO Box 2999 Hartford CT 06104-2999	1,230,035.7440	27.60%
	American Enterprise Life Insurance Corporation IDS Tower 10 T11/125 Minneapolis MN 55440	1,126,074.9520	25.26%
	Hartford Life & Annuity Insurance Separate Account Attn Dave Ten Broeck PO Box 2999 Hartford CT 06104-2999	832,709.4760	18.68%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	American Skandia Life SAB PO Box 883 Shelton CT 06484-0883	1,105,869.4210	24.81%

VT International Core Fund	American Enterprise Life Insurance Corporation IDS Tower 10 T11/125 Minneapolis MN 55440	322,569.1260	7.60%
	IDS Life Insurance Corp 229 AXP Financial Ctr Minneapolis MN 55474-0002	1,938,737.3510	45.69%
	IDS Life Insurance Company of NY 229 AXP Financial Ctr Minneapolis MN 55474-0002	229,991.5930	5.42%
	Hartford Life & Annuity Insurance Separate Account Attn: Dave Ten Broeck PO Box 2999 Hartford CT 06104-2999	1,480,758.4820	34.90%
	American Skandia Life SAB PO Box 883 Shelton CT 06484-0883	216,483.3220	5.10%

VT Large Company Core Fund	American Enterprise Life Insurance Corporation IDS Tower 10 T11/125 Minneapolis MN 55440	92,761.0280	8.97%
	Hartford Life & Annuity Insurance Separate Account Attn Dave Ten Broeck PO Box 2999 Hartford CT 06104-2999	58,001.5890	5.61%
	American Skandia Life SAB PO Box 883 Shelton CT 06484-0883	838,849.5490	81.12%

VT Large Company Growth Fund	Union Security Insurance Company Attn: UIT Operations PO Box 2999 Hartford CT 06104-2999	669,189.1220	8.55%
	American Enterprise Life Insurance Corporation IDS Tower 10 T11/125 Minneapolis MN 55440	4,294,306.2150	54.85%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Hartford Life & Annuity Insurance Separate Account Attn Dave Ten Broeck PO Box 2999 Hartford CT 06104-2999	1,997,823.9720	25.52%
	American Skandia Life SAB PO Box 883 Shelton CT 06484-0883	494,170.7220	6.31%

VT Money Market Fund	Hartford Life & Annuity Insurance Separate Account Attn Dave Ten Broeck PO Box 2999 Hartford CT 06104-2999	19,090,484.1100	30.26%
	American Skandia Life SAB PO Box 883 Shelton CT 06484-0883	23,181,097.7600	36.75%
	American Enterprise Life Insurance Corporation IDS Tower 10 T11/125 Minneapolis MN 55440	15,140,920.4100	24.00%

VT Opportunity Fund	Nationwide Life Insurance Co Variable Account II C/O IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	14,452,807.3600	38.27%
	Nationwide Insurance Company FBO NWVA-9 C/O IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	6,645,196.9700	17.60%
	IDS Life Insurance CO 222 AXP Financial Ctr Minneapolis MN 55474-0002	4,012,911.1480	10.63%

VT Small Cap Growth Fund	IDS Life Insurance Corp 229 Axp Financial Ctr Minneapolis MN 55474-0002	21,710,454.1000	81.31%
	IDS Life Insurance Company of NY 229 Axp Financial Ctr Minneapolis MN 55474-0002	1,542,342.7370	5.78%
	Hartford Life & Annuity Insurance Separate Account Attn Dave Ten Broeck PO Box 2999 Hartford CT 06104-2999	1,491,974.8010	5.59%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage

VT Small/Mid Cap Value Fund	Monumental Life Insurance Company 4333 Edgewood Rd NE Cedar Rapids IA 52499-0001	121,092.3720	7.56%
	Monumental Life Insurance Company 4333 Edgewood Rd NE Cedar Rapids IA 52499-0001	91,090.6810	5.69%
	Hartford Life Insurance Co Separate Account Attn: Mark Strogoff PO Box 2999 Hartford CT 06104-2999	199,899.2080	12.49%
	Ohio National Life Insurance Co For the Benefit of Its Separate Accounts Attn: Dawn Caine 1 Financial Way Cincinnati OH 45242-5851	124,366.6420	7.77%
	Metlife and Annuity Company of Ct For Variable Annuities Attn: Shareholder Accounting Unit 501 Boylston St 5th Floor Boston MA 02116-3725	166,364.1360	10.39%
	Metlife Insurance Company of Ct For Variable Annuities Attn: Shareholder Accounting Unit 501 Boylston St 5th Floor Boston MA 02116-3725	382,145.1390	23.87%
	Great West Life & Annuity Insurance Company Unit Valuations 2T2 8515 E Orchard Rd Englewood CO 80111-5002	487,299.4900	30.44%

VT Total Return Bond Fund	Union Security Insurance Company Attn: UIT Operations PO Box 2999 Hartford CT 06104-2999	649,642.8570	6.41%
	American Enterprise Life Insurance Corporation IDS Tower 10 T11/125 Minneapolis MN 55440	6,139,729.2340	60.57%
	Hartford Life & Annuity Insurance Separate Account Attn Dave Ten Broeck PO Box 2999 Hartford CT 06104-2999	2,215,355.8860	21.85%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	American Skandia Life SAB PO Box 883 Shelton CT 06484-0883	866,013.6460	8.54%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment power, it may be presumed to control such Fund.

PROXY CARD

WELLS FARGO VARIABLE TRUST

525 Market Street, 12th Floor

San Francisco CA 94105

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 27, 2009

The undersigned shareholder hereby appoints Karla M. Rabusch, C. David Messman and Carol J. Lorts (officers of Wells Fargo Funds Trust (the “Trust”)), or any of them, as proxies and attorneys for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Trust to be held at 525 Market St., 12th Floor, San Francisco, California 94105 on February 27, 2009 and any and all adjournments thereof (the “Special Meeting”), to cast on behalf of the undersigned all votes of shares that the undersigned is entitled to cast at the Special Meeting and to otherwise represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, hereby revokes any proxy heretofore given with respect to the Special Meeting, and hereby ratifies and confirms all that the proxies, or any of them, may lawfully do.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]

Note: Please make sure that you complete, sign and date your proxy ballot. Please sign exactly as your name appears on your account. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally. Corporate proxies should be signed in full corporate name by an authorized officer.

Signature                                                                                           Date

Signature (if held jointly)                                                               Date

Title if a corporation, partnership or other entity

▲ FOLD HERE ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE TRUST AND TO YOU AS A SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet: 2. Touchtone Phone:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Simply dial toll-free 1-866-458-9850 and follow the automated instructions. Please have this proxy card and your control number found on the right available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

For any questions regarding internet or touchtone voting, please call 1-866-406-2287.

PROXY CARD

WELLS FARGO VARIABLE TRUST

525 Market Street, 12th Floor

San Francisco CA 94105

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the proposal. If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

TO VOTE, MARK BOX IN BLUE OR BLACK INK. Example: ■

PROPOSAL:

1. To elect seven nominees to the Board of Trustees.

	FOR	WITHHOLD
To vote all nominees in the same manner, simply check one of the boxes here.	☐	☐

To vote each nominee individually please mark the boxes below:

	FOR	WITHHOLD
1. Peter G. Gordon	☐	☐

2. Isaiah Harris, Jr.	☐	☐

3. Judith M. Johnson	☐	☐

4. David F. Larcker	☐	☐

5. Olivia S. Mitchell	☐	☐

6. Timothy J. Penny	☐	☐

7. Donald C. Willeke	☐	☐

THANK YOU FOR CASTING YOUR VOTE.

If you plan on mailing in your vote, please FOLD this ballot and insert in within the postage-paid return envelope provided.

TAG ID	“Scanner Bar Code”	CUSIP: